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                                                                   Exhibit 10.22
                                 ELEK-TEK, INC.

                       OUTSIDE DIRECTOR STOCK OPTION PLAN

             Adopted by the Board of Directors on December 13, 1996


1. Purpose.

     The purpose of the Elek-Tek, Inc. Outside Director Stock Option Plan (the "Plan") is to advance the interests of Elek-Tek, Inc. (the "Company") and its stockholders by granting selected directors of the Company options to purchase shares of Common Stock of Elek-Tek, Inc., par value of $0.01 per share (the "Common Stock"), in order to attract or retain the services of such directors and to provide added incentive to them by encouraging stock ownership in the Company. Except where the context otherwise requires, the term "Company" shall include the parent, if any, and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2. Type of Options and Administration.

     (a) Type of Options. Except for options granted automatically pursuant to subparagraph 6(a)(i) hereof, options granted pursuant to the Plan shall be authorized by action of the Board of Directors of Elek-Tek, Inc. (the "Board"). All options granted pursuant to the Plan shall be non-qualified stock options not intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, and shall be classified as either Director Options, Committee Options, or Chairman Options (as those terms are hereinafter defined).

     (b) Administration. The Plan will be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Subject to the terms and conditions expressly set forth in the Plan, the Board will have the authority, in its sole discretion, to determine all matters relating to the options to be granted under the Plan. In addition, the Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.



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     (c) Applicability of Rule 16b-3.  Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to persons that are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.   Eligibility.

     Options shall be granted, pursuant to Paragraph 6 hereunder, to persons who are, at the time of grant, directors of the Company who are not full-time employees of the Company (hereinafter a "Director"). Except for options granted automatically pursuant to subparagraph 6(a)(i) hereof, the Board shall have sole discretion to determine whether an individual is eligible to participate in the Plan.

4.   Stock Subject to Plan.

     The stock subject to the Plan shall be the Common Stock presently authorized but unissued or stock subsequently reacquired by the Company. Subject to adjustment as provided in Paragraph 12, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 150,000. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.   Form of Option Agreements.

     Options granted under the Plan shall be evidenced by written option agreements in such form not inconsistent with the Plan as may be approved by the Board from time to time, which agreement shall contain such terms, conditions, limitations and restrictions as the Board shall deem advisable and which are not inconsistent with the Plan. Such option agreements may differ among recipients even when made simultaneously. The provisions of the Plan shall be deemed included in such agreements or incorporated therein by reference. The grant of an option pursuant to the Plan shall be conditional on the execution of the applicable stock option agreement by the recipient of such grant.

6.   Terms of Options.

     (a) Current Directors, Committee Chairmen, and Chairman of the Board.

     (i) Grant. Each Director serving as of the date of adoption of this Plan is hereby granted an option to purchase 15,000 shares of Common Stock ("Director Option"). Each Director serving as Chair of the Compensation Committee or Audit Committee ("Committee Chairman") as of the date of adoption of this Plan is hereby granted an additional option to purchase 7,500 shares of Common Stock ("Committee Option"). The Director serving as Chairman of the Board as of the date


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of adoption of this Plan is hereby granted an additional option to purchase
22,500 shares of Common Stock ("Chairman Option").

          (ii) Exercise. All Director Options, Committee Options and Chairman Options shall become exercisable ratably over three years, with one-third of each option becoming exercisable on each anniversary of the date of grant ("Anniversary Date"). Except in the case of termination, as defined below, each option shall remain exercisable for a period of ten years.

          (iii) Termination.

                a. Director. If, for any reason, a Director ceases to serve as a Director, the exercisable portion of his Director Option shall remain exercisable for a period of one year from the date the Director ceased to serve as a Director. A pro rata portion of the remaining unexercisable portion of his Director Option shall become exercisable upon termination and shall remain exercisable for one year from the date the Director ceased to serve as a Director. The pro rata portion shall be calculated by multiplying the remaining unexercisable portion of his Director Option by a fraction, the numerator of which is the number of days between the immediately preceding Anniversary Date and the date the Director ceased to serve as a Director and the denominator of which is the number of days between the immediately preceding Anniversary Date and the third Anniversary Date.

                b. Chairman. If, for any reason, a Committee Chairman or the Chairman of the Board ceases to serve as a Committee Chairman or Chairman of the Board, whichever is applicable, the exercisable portion of his Committee Option or Chairman Option shall remain exercisable for a period of one year from the date the Committee Chairman ceased to serve as a Committee Chairman (or the date the Chairman ceased to serve as a Chairman of the Board, in the case of a Chairman Option). A pro rata portion of the remaining unexercisable portion of a Committee Option or Chairman Option shall become exercisable upon termination and shall remain exercisable for one year from the date the Committee Chairman ceased to serve as a Committee Chairman (or the date the Chairman ceased to serve as a Chairman of the Board, in the case of a Chairman Option). The pro rata portion shall be calculated by multiplying the remaining unexercisable portion of his Committee Option or Chairman Option, whichever is applicable, by a fraction, the numerator of which is the number of days between the immediately preceding Anniversary Date and the date the Committee Chairman ceased to serve as a Committee Chairman (or the date the Chairman ceased to serve as a Chairman of the Board, in the case of a Chairman Option) and the denominator of which is the number of days between the immediately preceding Anniversary Date and the third Anniversary Date.

     (b) Future Directors, Committee Chairmen and Chairman of the Board.



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     The Directors, at their discretion, may grant options to individuals who begin serving as Directors, Committee Chairmen or Chairman of the Board after the date of adoption of this Plan on such terms and conditions as the Directors determine, provided however that no individual shall be granted an option to purchase shares in excess of 15,000 for service as a Director; 7,500 for service as a Committee Chairman; and 22,500 for service as Chairman of the Board. Further, no individual granted options under subparagraph 6(a)(i) hereof shall be granted additional options pursuant to this subparagraph 6(b) prior to May 1, 2000.

7.   Purchase Price.

     (a) General. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board and set forth in the applicable option agreement, provided, however, that the purchase price per share of Common Stock shall not be less than 100% of the fair market value of a share of Common Stock, as determined by the Board, at the time of grant of such option (without regard to any restriction other than a restriction which, by its terms, will never lapse).

     (b) Payment of Purchase Price. Unless otherwise provided in the applicable option agreement, the exercise price for options granted under the Plan shall be paid by cash or a certified check to the order of the Company.

8.   Option Period.

     Each option and all rights with respect thereto shall expire on such date as shall be set forth in the applicable option agreement, except that (a) such date shall not be later than ten years after the date on which such option becomes exercisable and (b) in all cases, options shall be subject to earlier termination as provided in the Plan or in the applicable option agreement.

9.   Nontransferability of Options.

     Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (a) by will, or (b) by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such option or of any right or privilege conferred thereby, contrary to the Plan, or the sale or levy or similar process upon the rights and privileges conferred thereby, shall be null and void. The Board shall have the discretionary authority, however, to grant options which may be transferable to members of an optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of this Paragraph, a transferred option may be exercised by the transferee only to the extent that the


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optionee would have been entitled to exercise the option had the option not been transferred.

10.  General Restrictions.

     (a) Investment Representations. The Board may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Board deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that
(i) the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, (ii) the consent or approval of any governmental or regulatory body, or (iii) the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition, shall have been effected or obtained on conditions acceptable to the Board. Nothing contained herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

11.  Rights as a Stockholder.

     The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, but not limited to, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

12.  Adjustment Provisions for Recapitalizations and Related Transactions.

     (a) General. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock


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or other securities, an appropriate and proportionate adjustment may be made in
(x) the maximum number and kind of shares reserved for issuance under the Plan,
(y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. In the event of any merger, consolidation, sale of all or substantially all of the assets of the Company or other similar occurrence, the Company shall have the right to make any adjustments the Company deems appropriate to outstanding options under the Plan, including adjustments to the terms of the options, the number and kind of shares subject to the Plan and the per share purchase price. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment would cause the Plan to fail to comply with Rule 16b-3.

     (b) Board Authority to Make Adjustments. Any adjustments under this Paragraph 12 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

13.  Change in Control

     Notwithstanding anything herein to the contrary, all options granted pursuant to the Plan shall become fully exercisable upon a Change in Control as hereinafter defined. A "Change in Control" shall be deemed to have occurred on the first to occur of any of the following after the close of the 1997 Stockholders Meeting (the "Change in Control Date"):

             a. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") (a) by any "Person" or "Group"(as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

             b. the individuals who, immediately prior to the Change in Control Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes


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             of this Policy, be considered as a member of the Incumbent Board;
             provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

             c. approval by stockholders of the Company of:

             (i) a merger, consolidation or reorganization involving the Company, unless

                 (a) the stockholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                  (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                               (c) no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.


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                  (ii) a complete liquidation or dissolution of
             the Company; or

                  (iii) an agreement for the sale or other
             disposition of all or substantially all of the assets of the Company to any Person
             (other than a transfer to a Subsidiary).

14.  No Commitment to Retain.

     Nothing in the Plan or any grant hereunder shall be construed to give any Director the right to be nominated or elected as a director of the Company, or to affect the right of the shareholders to remove Directors or the right of the Company or its shareholders to seek judicial removal of Directors.

15.  Amendment of the Plan.

     (a) The Board may at any time, and from time to time, modify or amend the Plan in any respect, except that, if at any time the approval of the stockholders of the Company is required under Rule 16b-3, such modification or amendment shall not become effective until such approval is obtained and no modification or amendment may alter the last sentence of subparagraph 6(b) regarding grant of additional options to individuals granted options under subparagraph 6(a)(i) hereof.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee, however, the Board may amend outstanding option agreements between the Company and such optionee in a manner not inconsistent with the Plan. In addition, the Board shall in any event have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding options granted under the Plan to the extent necessary to qualify any or all such options for any favorable federal income tax treatment and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

16.  Withholding.

     (a) The Company shall have the right in its discretion to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Board, which may be withheld by the Board in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by


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delivering to the Company shares of Common Stock already owned by the optionee.
The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Board as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election described above under his or her option agreement with the Company, consistent with the terms of this Paragraph 16(a), may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

17.  Effective Date and Termination of the Plan.

     (a) Effective Date. This Plan shall become effective upon adoption by the Board, but no option granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the stockholders of the Company. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of this Plan, all options previously granted under this Plan shall be forfeited and no options shall be granted thereafter. Subject to this limitation, options may be granted under this Plan at any time after the effective date and before the date fixed for termination of this Plan.
     (b) Termination. This Plan shall terminate upon the tenth anniversary of the date of its adoption by the Board. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the option agreement applicable to such options.